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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1997, in Amendment No. 1 to the Registration Statement (Form S-11 No. 333-22731) and related Prospectus of
Westfield America, Inc. for the registration of        shares of its common
stock.



Ernst & Young LLP
Los Angeles, California
April 10, 1997